                                      THE
                                 EXCHANGE FUND
                                   OF BOSTON

                                 An Eaton Vance
                                 Exchange Fund

                               Semi-Annual Report
                               December 31, 1995

-------------------------------------------------------------------------------
                                TO SHAREHOLDERS

EXCHANGE FUND OF BOSTON HAD A TOTAL RETURN OF 11.4% DURING THE SIX MONTHS ENDED DECEMBER 31, 1995. That return represented a rise in net asset value per share to $264.00 from $238.23, and the reinvestment of $1.35 per share in dividends and $0.036 per share in capital gain distributions. By comparison, the S&P 500 Index, an unmanaged index of large capitalization common stocks, had a return of 14.5% during the same period.

SHAREHOLDERS RECEIVED DIVIDENDS TOTALING $1.35 PER SHARE AND CAPITAL GAIN DISTRIBUTIONS OF $0.036 PER SHARE DURING THE SIX MONTHS ENDED DECEMBER 31, 1995.

IN DRAMATIC FASHION, THE MARKET CONTINUED TO BOUNCE BACK FROM THE WEAK CONDITIONS OF 1994 TO POST EXCEPTIONALLY FAVORABLE RESULTS. The market's behavior was a positive response to an economic environment of slow but positive growth, low inflation, and increased optimism about the U.S. government's ability to address its structural budgetary problems. Stocks also benefited from exceptionally strong earnings momentum, driven in part by cost-cutting and restructuring activities.

CONCERNED ABOUT A SLOWING ECONOMY, THE FEDERAL RESERVE IN JULY LOWERED ITS TARGET RATE BY A QUARTER OF A PERCENTAGE POINT, THE FIRST DOWNWARD CHANGE SINCE SEPTEMBER 1992. Another quarter-point decrease was announced in December. The stock market reacted positively to both these changes, which should help the economy continue to advance slowly but steadily.

THE SECOND HALF OF 1995 WAS A PERIOD OF STRONG PERFORMANCE FOR A WIDE RANGE OF STOCKS. Although the performance of most technology stocks fell off after an exceptionally strong first half, price performance continued in the second half for a number of market sectors, including healthcare, financial services, utilities, capital goods and consumer non-durables. Among the Fund's largest holdings, the best performers in the second half of 1995 were Astra AB Series A, up 29.7%, Johnson & Johnson, up 26.9%, Dun & Bradstreet Corp., up 23.3% and PepsiCo, Inc. up 22.8%. Large capitalization stocks led the market surge.

[Photo of Landon T. Clay]

LOOKING FORWARD, IT IS HIGHLY UNLIKELY THAT THE STOCK MARKET WILL BE ABLE TO SUSTAIN THE LEVEL OF INVESTMENT RETURNS ACHIEVED IN 1995. The most likely scenario for the U.S. economy in 1996 seems to be continued slow growth with low inflation. Coupled with continued progress from Washington in tackling budgetary deficits, this should set the stage for continued steady or lower interest rates. Stocks would benefit from this environment, but seem unlikely to get widespread support from the rising earnings expectations and positive earnings surprises such as were experienced in 1995.

"...OVER THE LONG-TERM, INVESTMENTS THAT FOCUS ON A REPRESENTATIVE PORTFOLIO OF HIGH-QUALITY COMMON STOCKS ARE LIKELY TO DELIVER SUPERIOR PERFORMANCE."

WITH VALUATIONS FOR STOCKS ALREADY AT RELATIVELY HIGH LEVELS ON MOST MEASURES, THIS SUGGESTS A SOMEWHAT MORE CAUTIOUS OUTLOOK FOR THE STOCK MARKET IN 1996. However, over the long term, investments that focus on a representative portfolio of high-quality common stocks are likely to deliver superior performance. Because this remains the strategy of Exchange Fund of Boston, I have confidence that the Fund will continue to participate in the growth of the economy.

                                   Sincerely,

                               /s/ Landon T. Clay
                                 Landon T. Clay
                                   President
                               February 21, 1996

                              THE EXCHANGE FUND
                               OF BOSTON, INC.
                              DECEMBER 31, 1995
                                 (UNAUDITED)
INVESTMENT CHANGES
SIX MONTHS ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                               Shares Owned
INCREASES                                                    6/30/95  12/31/95
------------------------------------------------------------------------------
First Chicago NBD Corp.*(1)                                     --     43,007
------------------------------------------------------------------------------
DECREASES*
------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                           59,320   45,160
------------------------------------------------------------------------------
Dun & Bradstreet Corp.                                        36,158   32,478
------------------------------------------------------------------------------
Novell Inc.                                                   80,000   71,000
------------------------------------------------------------------------------
Potlatch Corp.                                                10,830    7,960
------------------------------------------------------------------------------

 *  Includes investments paid in kind on redemptions.
(1) Received in exchange for 23,761 shares of First Chicago Corp. upon the merger of First Chicago Corp. with NBD Bancorp Inc.

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1995
                                   (UNAUDITED)

NAME OF COMPANY                                SHARES           VALUE
--------------------------------------------------------------------------------
                                 COMMON STOCKS - 99.6%
--------------------------------------------------------------------------------
BANKS - 4.0%
BankAmerica Corp.                                 20,812       $ 1,347,577
First Chicago NBD Corp.                           43,007         1,698,773
                                                               -----------
                                                               $ 3,046,350
                                                               -----------

BEVERAGES - 5.7%
Anheuser-Busch Co., Inc.                          26,310       $ 1,759,481
PepsiCo, Inc.                                     45,900         2,564,663
                                                               -----------
                                                               $ 4,324,144
                                                               -----------

BROADCAST & CABLE - .9%
Cox Communications Inc. Class A                   34,388       $   670,566
                                                               -----------

BUSINESS SERVICES - MISCELLANEOUS - 2.7%
Ecolab Inc.                                       69,800       $ 2,094,000
                                                               -----------

COMMUNICATIONS EQUIPMENT - 2.0%
Northern Telecom Ltd.                             35,870       $ 1,542,410
                                                               -----------

COMPUTERS & BUSINESS EQUIPMENT - 2.6%
Digital Equipment Corp.*                          10,195       $   653,754
International Business Machines Corp.             14,267         1,308,997
                                                               -----------
                                                               $ 1,962,751
                                                               -----------

COMPUTER SOFTWARE - 1.3%
Novell Inc.*                                      71,000       $ 1,011,750
                                                               -----------

CHEMICALS - 1.9%
CBI Industries, Inc.                              45,126       $ 1,483,517
                                                               -----------

DRUGS - 8.6%
ASTRA AB Series A                                 90,000       $ 3,598,794
Genentech Inc.*                                   17,500           927,500
Merck & Co., Inc.                                 30,390         1,998,142
                                                               -----------
                                                               $ 6,524,436
                                                               -----------

ELECTRONICS - INSTRUMENTS - 2.8%
Hewlett-Packard Co.                               25,600       $ 2,144,000
                                                               -----------

ELECTRONICS - SEMICONDUCTORS - 5.4%
Intel Corp.                                       72,700       $ 4,125,725
                                                               -----------

PAPER & FOREST PRODUCTS - 3.1%
Potlatch Corp.                                     7,960       $   318,400
Union Camp Corp.                                  43,059         2,050,685
                                                               -----------
                                                               $ 2,369,085
                                                               -----------

HOUSEHOLD PRODUCTS - 6.2%
Procter & Gamble                                  32,800       $ 2,722,400
Rubbermaid Inc.                                   78,920         2,012,460
                                                               -----------
                                                               $ 4,734,860
                                                               -----------

INFORMATION SERVICES - 6.2%
Dun & Bradstreet Corp.                            32,478       $ 2,102,950
Reuters Holdings PLC                              48,000         2,646,000
                                                               -----------
                                                               $ 4,748,950
                                                               -----------

INDUSTRIAL EQUIPMENT - 4.1%
Tecumseh Products Co. Class A                     60,720       $ 3,142,260
                                                               -----------

INSURANCE - 11.4%
General Re Corp.                                  28,210       $ 4,372,550
St. Paul Companies, Inc.                          52,820         2,938,113
Torchmark Corp.                                   31,425         1,421,981
                                                               -----------
                                                               $ 8,732,644
                                                               -----------

MEDICAL PRODUCTS - 9.1%
Bausch & Lomb, Inc.                               45,160       $ 1,789,465
Johnson & Johnson                                 42,395         3,630,072
Sofamor Danek Group, Inc.*                        55,000         1,560,625
                                                               -----------
                                                               $ 6,980,162
                                                               -----------

OIL & GAS - INTEGRATED - 5.9%
Chevron Corp.                                     15,600       $   819,000
Mobil Corp.                                       17,750         1,988,000
Phillips Petroleum Co.                            50,000         1,706,250
                                                               -----------
                                                               $ 4,513,250
                                                               -----------

OIL & GAS - SERVICES
AND EQUIPMENT - 1.9%
Schlumberger Ltd.                                 21,278       $ 1,473,502
                                                               -----------

PRINTING & BUSINESS FORMS - 1.4%
Harland (John H.) Co.                             51,540       $ 1,075,897
                                                               -----------

PUBLISHING - 2.5%
Times-Mirror Co. Class A                          55,890       $ 1,893,274
                                                               -----------

RESTAURANTS - 4.2%
McDonald's Corp.                                  71,100       $ 3,208,388
                                                               -----------

RETAIL - 4.6%
Home Depot, Inc. (The)                            40,000       $ 1,915,000
Toys "R" Us, Inc.*                                72,000         1,566,000
                                                               -----------
                                                               $ 3,481,000
                                                               -----------

TRANSPORTATION - 1.1%
Union Pacific Corp.                               12,890       $   850,740
                                                               -----------
    TOTAL COMMON STOCKS
      (Identified cost, $14,996,080) - 99.6%                   $76,133,661
    OTHER ASSETS,
      LESS LIABILITIES - 0.4%                                      281,337
                                                               -----------
    NET ASSETS -  100%                                         $76,414,998
                                                               ===========

 *Non-income producing security.


                        See notes to financial statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                        December 31, 1995 (Unaudited)
------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (identified cost,
    $14,996,080)                                                 $76,133,661
  Cash                                                               174,730
  Dividends receivable                                               114,412
  Other assets                                                         4,579
                                                                 -----------
      Total assets                                               $76,427,382
LIABILITIES:

  Payable for capital stock redeemed                    $   112
  Payable to affiliates --
    Directors' fees                                       1,396
  Accrued expenses                                       10,876
                                                        -------
      Total liabilities                                               12,384
                                                                 -----------
NET ASSETS for 289,447 shares of capital stock
outstanding                                                      $76,414,998
                                                                 ===========
SOURCES OF NET ASSETS:

  Accumulated net realized gain on investment
    transactions (computed on the basis of
    identified cost), less the excess of cost of
    capital stock redeemed over proceeds from sales
    of capital stock (including shares issued to
    shareholders electing to receive payment of
    distributions in capital stock)                              $25,423,222

  Accumulated distributions of net realized gain on
    investments as computed for federal income tax
    purposes                                                      (2,207,653)

  Unrealized appreciation of investments (computed
    on the basis of identified cost)                              61,138,023

  Federal tax on undistributed net realized
    long-term capital gain paid on behalf of
    shareholders                                                  (8,108,363)

  Undistributed net investment income                                169,769
                                                                 -----------
      Total                                                      $76,414,998
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($76,414,998 / 289,447 shares of capital stock
  outstanding)                                                     $264.00
                                                                   =======



                        See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
            For the Six Months Ended December 31, 1995 (Unaudited)
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of foreign withholding tax of
      $3,104)                                                     $   681,710
    Interest                                                            3,133
                                                                  -----------
        Total income                                              $   684,843
  Expenses --
    Investment adviser fee (Note 4)                  $  229,908
    Compensation of Directors not members of the
      Investment Adviser's organization                   2,783
    Custodian fee (Note 4)                               24,758
    Legal and accounting services                        25,595
    Printing and postage                                  9,388
    Transfer and dividend disbursing agent fees           8,574
    Miscellaneous                                         5,854
                                                     ----------
        Total expenses                               $  306,860
    Deduct --
      Reduction of custodian fee (Note 4)                 3,785
                                                     ----------
      Net expenses                                                    303,075

                                                                  -----------
          Net investment income                                   $   381,768
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on the
    basis of identified cost                         $  786,485
  Increase in unrealized appreciation of
    investments                                       6,754,065
                                                     ----------
          Net realized and unrealized gain on
            investments                                             7,540,550
                                                                  -----------
            Net increase in net assets from
              operations                                          $ 7,922,318
                                                                  ===========



                        See notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                               SIX MONTHS ENDED    YEAR ENDED
                                               DECEMBER 31, 1995  JUNE 30,
                                                  (UNAUDITED)         1995
                                               -----------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --

    Net investment income                         $   381,768     $   910,356
    Net realized gain on investment
      transactions                                    786,485       4,676,421
    Increase in unrealized appreciation of
      investments                                   6,754,065       9,359,550
                                                  -----------     -----------
      Increase in net assets from operations      $ 7,922,318     $14,946,327
                                                  -----------     -----------
  Distributions to shareholders --

    From net investment income                    $  (381,768)    $  (937,712)
    In excess of net investment income                (10,950)         --
    From net realized gain on investments             (10,439)         --
                                                  -----------     -----------
      Total distributions to shareholders         $  (403,157)    $  (937,712)
                                                  -----------     -----------
  Net decrease from capital stock
    transactions                                  $  (943,273)    $(4,879,463)
                                                  -----------     -----------
      Net increase in net assets                  $ 6,575,888     $ 9,129,152

NET ASSETS:
  At beginning of year                             69,839,110      60,709,958
                                                  -----------     -----------
  At end of year (including undistributed net
    investment income of $169,769 and
    $180,719, respectively)                       $76,414,998     $69,839,110
                                                  ===========     ===========



                        See notes to financial statements

                                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                               YEAR ENDED JUNE 30,
                                     DECEMBER 31, 1995    ------------------------------------------------------------------------
                                        (UNAUDITED)          1995           1994           1993           1992           1991
                                          --------         --------       --------       --------       --------       --------
NET ASSET VALUE, beginning of year        $238.230         $191.790       $196.100       $187.690       $167.320       $164.980
                                          --------         --------       --------       --------       --------       --------
INCOME FROM OPERATIONS:
  Net investment income                   $  1.320         $  3.049       $  2.805       $  2.652       $  2.666       $  3.151
  Net realized and unrealized
    gain (loss) on investments              25.836           46.481         (4.365)         8.408         20.414          2.201
                                          --------         --------       --------       --------       --------       --------
      Total income (loss) from
        operations                        $ 27.156         $ 49.530       $ (1.560)      $ 11.060       $ 23.080       $  5.341
                                          --------         --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income              $ (1.320)        $ (3.090)      $ (2.750)      $ (2.650)      $ (2.710)      $ (3.000)
  In excess of net investment
    income                                  (0.030)         --             --             --             --             --
  From net realized gain on
    investments                             (0.036)         --             --             --             --             --
                                          --------         --------       --------       --------       --------       --------
      Total distributions                 $ (1.386)        $ (3.090)      $ (2.750)      $ (2.650)      $ (2.710)      $ (3.000)
                                          --------         --------       --------       --------       --------       --------
NET ASSET VALUE, end of year              $264.000         $238.230       $191.790       $196.100       $187.690       $167.320
                                          ========         ========       ========       ========       ========       ========
TOTAL RETURN(1)                             11.40%           26.01%         (0.86%)         5.87%         13.85%          3.35%

RATIOS/SUPPLEMENTAL DATA: (to
  average daily net assets):
  Net assets at end of period
    (000's omitted)                       $ 76,415         $ 69,839       $ 60,710       $ 64,996       $ 65,788       $ 62,422
  Expenses                                   0.83%+           0.80%          0.79%          0.80%          0.81%          0.87%
  Net investment income                      1.03%+           1.41%          1.38%          1.34%          1.44%          2.00%
PORTFOLIO TURNOVER RATE                         0%               2%             8%             3%             7%             4%

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

  + Computed on an annualized basis.


                        See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on security exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income from dividends, interest and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

C. EQUALIZATION -- Prior to July 1, 1994, the Fund followed the accounting practice known as equalization by which a portion of the proceeds from the sales and costs of reacquisitions of Fund shares was allocated to undistributed net investment income. As of July 1, 1994, the Fund discontinued the use of equalization. This change had no effect on the Fund's net assets, net asset value per share, or its net increase in net assets from operations. Discontinuing the use of equalization results in a simpler and more meaningful financial statement presentation.

D. OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income and dividends to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to December 31, 1995 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------
(2) CAPITAL STOCK

At December 31, 1995, there were 3,297,273 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                  SIX MONTHS ENDED
                                 DECEMBER 31, 1995            YEAR ENDED
                                    (UNAUDITED)             JUNE 30, 1995
                               ----------------------   ---------------------
                                SHARES       AMOUNT      SHARES      AMOUNT
                               --------   -----------   --------  -----------
Redemptions                     (4,045)   $(1,027,918)  (24,267)  $(5,068,363)
Issued to shareholders
  electing to receive
  payment of dividends
  in capital stock                 330         84,645       878       188,900
                                ------    -----------   -------   -----------
    Net decrease                (3,715)   $  (943,273)  (23,389)  $(4,879,463)
                                ======    ===========   =======   ===========

--------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than short-term obligations, aggregated $5,346 and $189,531, respectively. In addition, investments having an aggregate market value of $892,496 at dates of redemption were distributed in payment for capital stock redeemed.

--------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER
    TRANSACTIONS WITH AFFILIATES

The investment adviser fee, computed at the monthly rate of 5/96 of 1% (5/8 of 1% annually) of the Fund's average monthly net assets, was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company (IBT), for its services as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and directors of the Fund are officers and directors/trustees of the above organizations. Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the six months ended December 31, 1995, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(5) LINE OF CREDIT

The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted daily certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period.

--------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $14,996,080
                                                                   ===========
Gross unrealized appreciation                                      $61,213,861
Gross unrealized depreciation                                           76,280
                                                                   -----------
    Net unrealized appreciation                                    $61,137,581
                                                                   ===========

--------------------------------------------------------------------------------
(7) SHAREHOLDER MEETING

Exchange Fund of Boston (the Fund) held a special meeting in lieu of the annual shareholder meeting on September 21, 1995. On August 10, 1995, the record date of the meeting, the Fund had 292,777.494 shares outstanding, of which 186,040.165 shares were represented at the meeting. The votes cast at the meeting were as follows:

Item 1: The election of Landon T. Clay, Donald R. Dwight, Samuel L. Hayes, III, Norton H. Reamer, John L. Thorndike and Jack L. Treynor as Directors of the Fund.

                                                         NUMBER OF SHARES
                                                  -----------------------------
NOMINEES FOR DIRECTOR                             AFFIRMATIVE         WITHHELD
---------------------                             -----------         --------
Landon T. Clay                                    183,840.914         2,199.251
Donald R. Dwight                                  180,389,819         5,650.346
Samuel L. Hayes, III                              180,389.819         5,650.346
Norton H. Reamer                                  180,389.819         5,650.346
John L. Thorndike                                 180,389.819         5,650.346
Jack L. Treynor                                   180,389.898         5,650.346


Item 2: The election of James L. O'Connor and Thomas Otis as Treasurer and Clerk of the Fund, respectively.

                                                         NUMBER OF SHARES
                                                  -----------------------------
FOR TREASURER                                     AFFIRMATIVE         WITHHELD
-------------                                     -----------         --------
James L. O'Connor                                 183,840,914         2,199.251

FOR CLERK
---------
Thomas Otis                                       183,840.914         2,199.251

Item 3: The ratification of the selection of Deloitte & Touche LLP as independent certified public accountants to the Fund.

                                                               NUMBER OF SHARES
                                                               ----------------
Affirmative                                                        183,056.250
Against                                                                 55.018
Abstain                                                              2,928.627

Item 4: The approval of an Amendment to the By-laws to change the Fund's annual meeting date.

                                                               NUMBER OF SHARES
                                                               ----------------
Affirmative                                                        182,637.526
Against                                                                  0.000
Abstain                                                              3,402.639

-----------------------------------------------------------------------------
                            INVESTMENT MANAGEMENT

THE EXCHANGE             OFFICERS                    INDEPENDENT DIRECTORS
FUND OF                  LANDON T. CLAY              DONALD R. DWIGHT
BOSTON, INC.             President and Director      President, Dwight
24 Federal Street        JAMES B. HAWKES               Partners, Inc.
Boston, MA 02110         Vice President              Chairman, Newspapers of
                         THOMAS E. FAUST, JR.          New England, Inc.
                         Vice President and          SAMUEL L. HAYES, III
                         Portfolio Manager           Jacob H. Schiff Professor
                         JAMES L. O'CONNOR           of Investment Banking,
                         Treasurer                   Harvard University,
                         THOMAS OTIS                 Graduate School of
                         Clerk                       Business Administration
                                                     NORTON H. REAMER
                                                     President and Director,
                                                     United Asset Management
                                                     Corporation
                                                     JOHN L. THORNDIKE
                                                     Director, Fiduciary
                                                     Company Incorporated
                                                     JACK L. TREYNOR
                                                     Investment Adviser and
                                                     Consultant
-----------------------------------------------------------------------------
                         THE EXCHANGE FUND           TRANSFER AND DIVIDEND
                         OF BOSTON, INC.             DISBURSING AGENT
                         24 Federal Street           First Data Investor
                         Boston, MA 02110            Services Group, Inc.
                         INVESTMENT ADVISER          BOS725
                         Eaton Vance Management      P.O. Box 1559
                         24 Federal Street           Boston, MA 02104
                         Boston, MA 02110            INDEPENDENT AUDITORS
                         CUSTODIAN                   Deloitte & Touche LLP
                         Investors Bank & Trust      125 Summer Street
                         Company                     Boston, MA 02110
                         89 South Street
                         P.O. Box 1537
                         Boston, MA 02205-1537

                               THE EXCHANGE FUND
                                OF BOSTON, INC.
                              PERFORMANCE RESULTS+
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                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                        FOR THE PERIODS ENDED 12/31/95)

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One year                                                                  32.5%
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Five years                                                                13.6%
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Ten years                                                                 11.5%
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Life of Fund (9/5/63)                                                      9.8%
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                            CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                              (9/5/63 TO 12/31/95)

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Exchange Fund of Boston                                                1,932.0%
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Dow Jones Industrial Average                                           2,552.7%
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Standard & Poors 500                                                   2,758.3%
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+Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average and the Standard & Poors 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.



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                                  EATON VANCE
                              The Boston Tradition
                             Funds offered through
                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110
                                                            2/96